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                                                                      EXHIBIT 21

                     LIST OF SUBSIDIARIES OF THE REGISTRANT


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                                   COMPANY NAME                                       STATE OF INCORPORATION
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
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A-1 Air Conditioning, Inc.                                                                   Tennessee
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A/C Service & Installation Co., Inc.                                                         Tennessee
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Ainsley & Son Heating, Inc.                                                                  Tennessee
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Air-Conditioning and Heating Unlimited, Inc.                                                 Tennessee
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All American Air Conditioning & Heating, Inc.                                                Tennessee
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Alpine Air Conditioning Company                                                              Tennessee
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Arrow Heating & Air Conditioning, Inc.                                                       Wisconsin
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Artic Aire of Chico, Inc.                                                                   California
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B & B Air Conditioning, Inc.                                                                 Tennessee
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B.W. Heating & Cooling, Inc.                                                                 Tennessee
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Becht Heating & Cooling, Inc.                                                                Tennessee
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Berkshire Air Conditioning Company                                                           Tennessee
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Bill Ingraham Service Company, Inc.                                                         California
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Brand Heating & Air Conditioning, Inc.                                                        Indiana
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C. Iapaluccio Company, Inc.                                                                 Connecticut
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Chief/Bauer Heating & Air Conditioning, Inc.                                                 Tennessee
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Claire's Air Conditioning and Refrigeration, Inc.                                            Tennessee
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Climate Control, Inc.                                                                        Tennessee
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Coastal Air Conditioning Service, Inc.                                                       Georgia
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Comerford's Heating & Air Conditioning, Inc.                                                California
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Comfortech, Inc.                                                                             Tennessee
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Contractor Success Group, Inc.                                                               Missouri
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Custom Air Conditioning, Inc. d/b/a Service Experts of Palm Beach                            Tennessee
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Dan Jacobs Heating & Cooling, Inc.                                                           Tennessee
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Davis the Plumber, Inc.                                                                      Tennessee
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Dial One Raymond Plumbing, Heating & Cooling, Inc. d/b/a Dial One Service                    Tennessee
Champions
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Donelson Air Conditioning Company, Inc.                                                      Tennessee
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Eisenbach Enterprises, Inc.                                                                    Texas
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Falso Service Experts, Inc. d/b/a Falso Heating and Sheet Metal Co., Inc.                    New York
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Frees Service Experts, Inc.                                                                    Texas
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Freschi Air Systems, Inc.                                                                    Tennessee
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Gaddis Co. d/b/a Desert Air Conditioning                                                     Tennessee
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George B. Givens Company, Inc.                                                               Tennessee
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Getzschman Heating & Sheet Metal Contractors, Inc.                                           Tennessee
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Gilley's Quality Heating & Cooling, Inc.                                                     Tennessee
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Gordon's Specialty Company                                                                   Tennessee
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Gulf Coast Cooling, Inc.                                                                     Tennessee
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Holmes Sales & Service, Inc.                                                                 Tennessee
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Island Air Conditioning, Inc.                                                                Tennessee
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J.M. Jenks Incorporated                                                                        Utah
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Knochelmann, Inc.                                                                            Tennessee
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Lee Voisard Plumbing & Heating, Inc.                                                         Tennessee
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Mid Fla Heating & Air, Inc.                                                                  Tennessee
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Norrell Heating and Air Conditioning Company, Inc.                                            Alabama
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                                   COMPANY NAME                                       STATE OF INCORPORATION
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
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Pardee Refrigeration Company Incorporated d/b/a Pardee Heating & Air                         Tennessee
Conditioning
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Parker Heating & Air Conditioning, Incorporated                                              Tennessee
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Parrott Mechanical, Inc.                                                                        Idaho
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ProAir Services, Inc.                                                                        Tennessee
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Roland J. Down,  Inc.                                                                        New York
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Rolf Coal and Fuel Corp.                                                                      Indiana
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S & W Air Conditioning, Inc.                                                                 Tennessee
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Sanders Indoor Comfort, Inc.                                                                 Tennessee
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SEI Management Company, LLC                                                                  Tennessee
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SEI Management Subsidiary, Inc.                                                              Tennessee
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SEI Newco, Inc.                                                                              Tennessee
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Service Experts of Arkansas, Inc.                                                            Arkansas
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Service Experts of Indianapolis, Inc.                                                         Indiana
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Service Experts of Palm Springs, Inc.                                                       California
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Service Experts of Raleigh, Inc. d/b/a Piedmont Air Conditioning Co.                         Tennessee
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Service Experts of St. Louis, Inc.                                                           Missouri
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Service Experts of Utah, Inc.                                                                  Utah
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Stanley Heating and Air Conditioning, Inc.                                                   Tennessee
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Stark Services Company, Inc. d/b/a Air Experts                                               Tennessee
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Strand Brothers, Inc.                                                                        Tennessee
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Sunbeam Service Experts, Inc.                                                                New York
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Superior Air Conditioning, Inc.                                                              Tennessee
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Sylvester's Corp.                                                                             Indiana
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Teays Valley Heating and Cooling, Inc.                                                     West Virginia
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The McElroy Service Company                                                                  Nebraska
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Thompson and Sons Heating and Air Conditioning Company                                       Tennessee
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TML, Inc.                                                                                     Idaho
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Triton Mechanical, Inc.                                                                      Tennessee
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Venture International, Inc.                                                                  Tennessee
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Vision Holding Company, Inc.                                                                 Missouri
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